                          QUANTA CAPITAL HOLDINGS LTD.

                          2003 LONG TERM INCENTIVE PLAN

         1. PURPOSES. The purposes of the 2003 Long Term Incentive Plan are to advance the interests of Quanta Capital Holdings Ltd. and its shareholders by providing a means to attract, retain, and motivate employees and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

         "Affiliate" means any entity other than the Company and its
Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         "Award" means any Option, SAR, Restricted Share, Restricted Share Unit,
Performance Award, Dividend Equivalent, Other Share-Based Award or Director's
Share granted to an Eligible Employee under the Plan.

         "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         "Beneficiary" means the person, persons, trust or trusts which have been designated by such Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

         "Committee" means the Compensation Committee of the Board, or such other Board committee or subcommittee (or the entire Board) as may be designated by the Board to administer the Plan. In the case of awards governed by Code section 162(m), the committee members will be "outside directors" qualified to make and administer such awards, pursuant to Code section 162(m) and the underlying regulations.

         "Company" means Quanta Capital Holdings Ltd., a corporation organized under the laws of Bermuda, or any successor corporation.

         "Director" means a non-employee member of the Board.

         "Director's Shares" means Shares granted to a Director as payment of the Director's annual retainer fee pursuant to the Director's election under
Section 7 of the Plan.

         "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

         "Eligible Employee" means (1) an employee of the Company or its
Subsidiaries or Affiliates, including any director who is an employee, who is responsible for or contributes to the management, growth and/or profitability of the business of the Company, its Subsidiaries or Affiliates, (2) any Director,
and (3) any consultant performing service for the Company or its Subsidiaries or
Affiliates who is designated eligible to receive an Award. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a
Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

         "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the
Committee. Unless otherwise determined by the Committee in good faith, the Fair
Market Value of Shares as of any given date prior to the existence of a public market for the Company's Shares shall mean the Company's book value. Thereafter, unless otherwise determined by the Committee in good faith, the Fair Market
Value of Shares shall mean the mean between the high and low selling prices per
Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange (not including the PORTAL Market) on which the Shares are traded, as such prices are officially quoted on such exchange. However, notwithstanding the above, in the case of any broker-assisted exercise of stock options or SARs, if stock is sold to cover the exercise price of the option or the withholding required with respect to the option or SAR, the Fair Market Value of Shares is deemed to be the selling price of the shares sold incident to the broker-assisted exercise, unless a different Fair Market Value is otherwise determined by the Committee in good faith.

         "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         "NQSO" means any Option that is not an ISO.

         "Option" means a right, granted under Section 5(b) or Section 7, to purchase Shares.

         "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

         "Participant" means an Eligible Employee or Director who has been granted an Award under the Plan.

         "Performance Award" means any Option, SAR, Restricted Stock, or
Restricted Share Unit that is subject to the achievement of performance criteria listed in Section 5(f).

         "Performance Unit" means a performance unit granted under Section 5(f).

         "Plan" means this 2003 Long Term Incentive Plan.

         "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

         "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

         "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and
Exchange Commission under Section 16 of the Exchange Act.

         "SAR" or "Share Appreciation Right" means the right, granted under
Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

         "Shares" means common shares, $.01 par value per share, of the Company.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. ADMINISTRATION.

                   (a) Authority of the Committee. The Plan shall be
administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                          (i)    to select Eligible Employees to whom Awards may
                                 be granted;

                          (ii)   to designate Affiliates;

                          (iii)  to determine the type or types of Awards to be
                                 granted to each Eligible Employee;

                          (iv)   to determine the type and number of Awards to
                                 be granted, the number of Shares to which an
                                 Award may relate, the terms and conditions of
                                 any Award granted under the Plan (including,
                                 but not limited to, any exercise price, grant
                                 price, or purchase price, and any bases for
                                 adjusting such exercise, grant or purchase
                                 price, any restriction or condition, any
                                 schedule for lapse of restrictions or
                                 conditions relating to transferability or
                                 forfeiture, exercisability, or settlement of an
                                 Award, and waiver or accelerations thereof, and
                                 waivers of performance conditions relating to
                                 an Award, based in each case on such
                                 considerations as the Committee shall
                                 determine), and all other matters to be
                                 determined in connection with an Award;

                          (v)    to determine whether, to what extent, and under
                                 what circumstances an Award may be settled, or
                                 the exercise price of an Award may be paid, in
                                 cash, Shares, other Awards, or other property,
                                 or an Award may be cancelled, forfeited,
                                 exchanged, or surrendered;

                          (vi)   to determine whether, to what extent, and under
                                 what circumstances cash, Shares, other Awards,
                                 or other property payable with respect to an
                                 Award will be deferred either automatically, at
                                 the election of the Committee, or at the
                                 election of the Eligible Employee;

                          (vii)  to prescribe the form of each Award Agreement,
                                 which need not be identical for each Eligible
                                 Employee;

                          (viii) to adopt, amend, suspend, waive, and rescind
                                 such rules and regulations and appoint such
                                 agents as the Committee may deem necessary or
                                 advisable to administer the Plan;

                          (ix)   to correct any defect or supply any omission or
                                 reconcile any inconsistency in the Plan and to
                                 construe and interpret the Plan and any Award,
                                 rules and regulations, Award Agreement, or
                                 other instrument hereunder;

                          (x)    to accelerate the exercisability or vesting of
                                 all or any portion of any Award or to extend
                                 the period during which an Award is
                                 exercisable; and

                          (xi)   to make all other decisions and determinations
                                 as may be required under the terms of the Plan
                                 or as the Committee may deem necessary or
                                 advisable for the administration of the Plan.

                   (b) Manner of Exercise of Committee Authority. The Committee
shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates,
Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The
Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law. Notwithstanding any provision of this Plan to the contrary, the Committee may grant Awards which are subject to the approval of the Board; provided that an Award shall be subject to
Board approval only if the Committee expressly so states.

                   (c) Limitation of Liability. Each member of the Committee
shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the
Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

                   (d) Limitation on Committee's Discretion. Anything in this
Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section
162(m)(4)(C) of the Code, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

         4. SHARES SUBJECT TO THE PLAN.

                   (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance under the Plan shall be
9,350,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, cancelled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the
Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised. Subject to adjustment as provided in Section
4(c) hereof, the maximum number of Shares (i) with respect to which Options and
SARs may be granted during a calendar year to any Eligible Employee under this
Plan shall be 700,000 Shares and (ii) with respect to Restricted Shares and
Restricted Share Units (including Awards intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the
Code) shall be the equivalent of 250,000 Shares during a calendar year to any
Eligible Employee under this Plan.

                   (b) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

                   (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the
Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the
Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of
(1) the number and kind of shares which may thereafter be issued under the Plan,
(2) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (3) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any
Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award
Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

         5. SPECIFIC TERMS OF AWARDS.

                   (a) General. Awards may be granted on the terms and
conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Employee.

                   (b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Employees on the following terms and conditions:

                          (i)    EXERCISE PRICE. The exercise price per Share
                                 purchasable under an Option shall be determined
                                 by the Committee, and the Committee may,
                                 without limitation, set an exercise price that
                                 is based upon

                                 achievement of performance criteria described
                                 in Section 5(f)(i) if deemed appropriate by the
                                 Committee.

                          (ii)   OPTION TERM. The term of each Option shall be
                                 determined by the Committee, but such term
                                 shall not exceed ten years.

                          (iii)  TIME AND METHOD OF EXERCISE. The Committee
                                 shall determine at the date of grant or
                                 thereafter the time or times at which an Option
                                 may be exercised in whole or in part
                                 (including, without limitation, upon
                                 achievement of performance criteria if deemed
                                 appropriate by the Committee), the methods by
                                 which such exercise price may be paid or deemed
                                 to be paid (including, without limitation,
                                 broker-assisted exercise arrangements), the
                                 form of such payment (including, without
                                 limitation, cash, Shares, notes or other
                                 property), and the methods by which Shares will
                                 be delivered or deemed to be delivered to
                                 Eligible Employees; provided, however, that in
                                 no event may any portion of the exercise price
                                 be paid with Shares acquired either under an
                                 Award granted pursuant to this Plan, upon
                                 exercise of a stock option granted under
                                 another Company plan or as a stock bonus or
                                 other stock award granted under another Company
                                 plan unless, in any such case, the Shares were
                                 acquired and vested more than six months in
                                 advance of the date of exercise.

                          (iv)   ISOs. The terms of any ISO granted under the
                                 Plan shall comply in all respects with the
                                 provisions of Section 422 of the Code,
                                 including but not limited to the requirement
                                 that no ISO shall be granted more than ten
                                 years after the earlier of the date of adoption
                                 or shareholder approval of the Plan. ISOs may
                                 only be granted to employees of the Company or
                                 a Subsidiary, and cannot be transferred other
                                 than by will or the laws of descent or
                                 distribution.

                   (c) SARs. The Committee is authorized to grant SARs to
Eligible Employees on the following terms and conditions:

                          (i)    RIGHT TO PAYMENT. A SAR shall confer on the
                                 Eligible Employee to whom it is granted a right
                                 to receive with respect to each Share subject
                                 thereto, upon exercise thereof, the excess of
                                 (1) the Fair Market Value of one Share on the
                                 date of exercise (or, if the Committee shall so
                                 determine in the case of any such right, the
                                 Fair Market Value of one Share at any time
                                 during a specified period before or after the
                                 date of exercise) over (2) the exercise price
                                 of the SAR as determined by the Committee as of
                                 the date of grant of the SAR (which, in the
                                 case of a SAR granted in tandem with an Option,
                                 shall be equal to the exercise price of the
                                 underlying Option).

                          (ii)   OTHER TERMS. The Committee shall determine, at
                                 the time of grant or thereafter, the time or
                                 times at which a SAR may be exercised in whole
                                 or in part (which shall not be more than ten
                                 years after the date of grant of the SAR), the
                                 method of exercise, method of settlement, form
                                 of consideration payable in settlement, method
                                 by which Shares will be delivered or deemed to
                                 be delivered to Eligible Employees, whether or
                                 not a SAR shall be in tandem with any other
                                 Award, and any other terms and conditions of
                                 any SAR, including the achievement of
                                 performance criteria described in Section
                                 5(f)(i). Unless the Committee determines
                                 otherwise, a SAR (1) granted in tandem with a

                                 NQSO may be granted at the time of grant of the
                                 related NQSO or at any time thereafter or (2)
                                 granted in tandem with an ISO may only be
                                 granted at the time of grant of the related
                                 ISO.

                   (d) Restricted Shares. The Committee is authorized to grant
Restricted Shares to Eligible Employees on the following terms and conditions:

                          (i)    ISSUANCE AND RESTRICTIONS. Restricted Shares
                                 shall be subject to such restrictions on
                                 transferability and other restrictions, if any,
                                 as the Committee may impose at the date of
                                 grant or thereafter, which restrictions, if
                                 any, may lapse separately or in combination at
                                 such times, under such circumstances
                                 (including, without limitation, upon
                                 achievement of performance criteria if deemed
                                 appropriate by the Committee), in such
                                 installments or otherwise, as the Committee may
                                 determine. Except to the extent restricted
                                 under the Award Agreement relating to the
                                 Restricted Shares, an Eligible Employee granted
                                 Restricted Shares shall have all of the rights
                                 of a shareholder including, without limitation,
                                 the right to vote Restricted Shares and the
                                 right to receive dividends thereon. If the
                                 lapse of restrictions is conditioned on the
                                 achievement of performance criteria, the
                                 Committee shall select the criterion or
                                 criteria from the list of criteria set forth in
                                 Section 5(f)(i). The Committee must certify in
                                 writing prior to the lapse of restrictions
                                 conditioned on the achievement of performance
                                 criteria that such performance criteria were in
                                 fact satisfied.

                          (ii)   FORFEITURE. Except as otherwise determined by
                                 the Committee, at the date of grant or
                                 thereafter, upon termination of employment
                                 during any applicable restriction period,
                                 Restricted Shares and any accrued but unpaid
                                 dividends or Dividend Equivalents that are at
                                 that time subject to restrictions shall be
                                 forfeited; provided, however, that the
                                 Committee may provide, by rule or regulation or
                                 in any Award Agreement, or may determine in any
                                 individual case, that restrictions or
                                 forfeiture conditions relating to Restricted
                                 Shares will be waived in whole or in part in
                                 the event of terminations resulting from
                                 specified causes, and the Committee may in
                                 other cases waive in whole or in part the
                                 forfeiture of Restricted Shares, provided that
                                 such waivers do not violate any provisions of
                                 Code section 162(m).

                          (iii)  CERTIFICATES FOR SHARES. Restricted Shares
                                 granted under the Plan may be evidenced in such
                                 manner as the Committee shall determine. If
                                 certificates representing Restricted Shares are
                                 registered in the name of the Eligible
                                 Employee, such certificates shall bear an
                                 appropriate legend referring to the terms,
                                 conditions, and restrictions applicable to such
                                 Restricted Shares, and the Company shall retain
                                 physical possession of the certificate.

                          (iv)   DIVIDENDS. Dividends paid on Restricted Shares
                                 shall be either paid at the dividend payment
                                 date, or deferred for payment to such date as
                                 determined by the Committee, in cash or in
                                 unrestricted Shares having a Fair Market Value
                                 equal to the amount of such dividends. Shares
                                 distributed in connection with a Share split or
                                 dividend in Shares, and other property
                                 distributed as a dividend, shall be subject to
                                 restrictions and a risk of forfeiture to the
                                 same extent as the Restricted Shares

                                 with respect to which such Shares or other
                                 property has been distributed.

                   (e) Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Employees, subject to the following terms and conditions:

                          (i)    AWARD AND RESTRICTIONS. Delivery of Shares or
                                 cash, as the case may be, will occur upon
                                 expiration of the deferral period specified for
                                 Restricted Share Units by the Committee (or, if
                                 permitted by the Committee, as elected by the
                                 Eligible Employee). In addition, Restricted
                                 Share Units shall be subject to such
                                 restrictions as the Committee may impose, if
                                 any (including, without limitation, the
                                 achievement of performance criteria if deemed
                                 appropriate by the Committee), at the date of
                                 grant or thereafter, which restrictions may
                                 lapse at the expiration of the deferral period
                                 or at earlier or later specified times,
                                 separately or in combination, in installments
                                 or otherwise, as the Committee may determine.
                                 If the lapse of restrictions is conditioned on
                                 the achievement of performance criteria, the
                                 Committee shall select the criterion or
                                 criteria from the list of criteria set forth in
                                 Section 5(f)(i). The Committee must certify in
                                 writing prior to the lapse of restrictions
                                 conditioned on the achievement of performance
                                 criteria that such criteria were in fact
                                 satisfied.

                          (ii)   FORFEITURE. Except as otherwise determined by
                                 the Committee at date of grant or thereafter,
                                 upon termination of employment (as determined
                                 under criteria established by the Committee)
                                 during the applicable deferral period or
                                 portion thereof to which forfeiture conditions
                                 apply (as provided in the Award Agreement
                                 evidencing the Restricted Share Units), or upon
                                 failure to satisfy any other conditions
                                 precedent to the delivery of Shares or cash to
                                 which such Restricted Share Units relate, all
                                 Restricted Share Units that are at that time
                                 subject to deferral or restriction shall be
                                 forfeited; provided, however, that the
                                 Committee may provide, by rule or regulation or
                                 in any Award Agreement, or may determine in any
                                 individual case, that restrictions or
                                 forfeiture conditions relating to Restricted
                                 Share Units will be waived in whole or in part
                                 in the event of termination resulting from
                                 specified causes, and the Committee may in
                                 other cases waive in whole or in part the
                                 forfeiture of Restricted Share Units.

                   (f) Performance Awards. The Committee is authorized to grant
Awards to Eligible Employees subject to the following terms and performance conditions:

                          (i)    PERFORMANCE PERIOD. The Committee shall
                                 determine a performance period (the
                                 "Performance Period") of one or more years and
                                 shall determine the performance objectives for
                                 grants of Performance Awards. Performance
                                 objectives may vary from Eligible Employee to
                                 Eligible Employee and shall be based upon such
                                 one or more of the following performance
                                 criteria as the Committee may deem appropriate:
                                 growth in book, economic book and/or intrinsic
                                 book value; appreciation in value of the
                                 Shares; total shareholder return; earnings per
                                 share; comprehensive income; operating income;
                                 net income; pretax earnings; pretax earnings
                                 before interest, depreciation and amortization;
                                 pro forma net income; return on equity; return
                                 on designated assets; return on capital;
                                 economic value added; earnings;

                                 revenues; expenses; operating profit margin;
                                 operating cash flow; free cash flow; cash flow
                                 return on investment; operating margin; net
                                 profit margin; or any of the above criteria as
                                 compared to the performance of a published or
                                 special index deemed applicable by the
                                 Committee, including, but not limited to, the
                                 Standard & Poor's 500 Stock Index. The
                                 performance objectives may be determined by
                                 reference to the performance of the Company, or
                                 of a Subsidiary or Affiliate, or of a division
                                 or unit of any of the foregoing. Performance
                                 Periods may overlap and Eligible Employees may
                                 participate simultaneously with respect to
                                 different Performance Awards for which
                                 different Performance Periods are prescribed.

                          (ii)   AWARD VALUE. At the beginning of a Performance
                                 Period, the Committee shall determine for each
                                 Eligible Employee or group of Eligible
                                 Employees with respect to that Performance
                                 Period the range of number of Shares, if any,
                                 in the case of Options or Restricted Shares,
                                 and the range of dollar values, if any, in the
                                 case of SARs or Restricted Share Units, which
                                 may be fixed or may vary in accordance with
                                 such performance or other criteria specified by
                                 the Committee, which shall be paid to an
                                 Eligible Employee as an Award if the relevant
                                 measure of Company performance for the
                                 Performance Period is met. The Committee must
                                 certify in writing that the applicable
                                 performance criteria were satisfied prior to
                                 payment of any Performance Award.

                          (iii)  SIGNIFICANT EVENTS. If during the course of a
                                 Performance Period there shall occur
                                 significant events as determined by the
                                 Committee which the Committee expects to have a
                                 substantial effect on a performance objective
                                 during such period, the Committee may revise
                                 such objective; provided, however, that, if an
                                 Award Agreement so provides, the Committee
                                 shall not have any discretion to increase the
                                 amount of compensation payable under the Award
                                 to the extent such an increase would cause the
                                 Award to lose its qualification as
                                 performance-based compensation for purposes of
                                 Section 162(m)(4)(C) of the Code and the
                                 regulations thereunder.

                          (iv)   FORFEITURE. Except as otherwise determined by
                                 the Committee, at the date of grant or
                                 thereafter, upon termination of employment
                                 during the applicable Performance Period,
                                 Performance Awards for which the Performance
                                 Period was prescribed shall be forfeited;
                                 provided, however, that the Committee may
                                 provide, by rule or regulation or in any Award
                                 Agreement, or may determine in an individual
                                 case, that restrictions or forfeiture
                                 conditions relating to Performance Awards will
                                 be waived in whole or in part in the event of
                                 terminations resulting from specified causes,
                                 and the Committee may in other cases waive in
                                 whole or in part the forfeiture of Performance
                                 Awards.

                          (v)    PAYMENT. Each Performance Award may be paid in
                                 whole Shares, or cash, or a combination of
                                 Shares and cash either as a lump sum payment or
                                 in installments, all as the Committee shall
                                 determine, at the time of grant of the
                                 Performance Award or otherwise, commencing as
                                 soon as practicable after the end of the
                                 relevant Performance Period. The Committee must
                                 certify in writing prior to the payment of any
                                 Performance Award that the performance
                                 objectives and any other material terms were in
                                 fact satisfied.

                   (g) Dividend Equivalents. The Committee is authorized to
grant Dividend Equivalents to Eligible Employees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend
Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

                   (h) Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Employees such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the
Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into
Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the
Committee, and Awards valued by reference to the performance of specified
Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

         6. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                   (a) Stand-Alone, Additional, Tandem and Substitute Awards.
Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a
Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other
Awards or awards. The per Share exercise price of any Option, grant price of any
SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any
business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion. Notwithstanding the foregoing, the exercise price of any Option, grant price of any SAR or purchase price of any other Award conferring a right to purchase Shares which is granted in exchange or substitution for an option, SAR or other award granted by the
Company (other than in connection with a transaction described in Section 4(c)
hereof) shall not be less than the exercise price, grant price or purchase price of the exchanged or substituted option, SAR or other award, and outstanding
Awards shall not be amended (other than in connection with a transaction described in Section 4(c) hereof) to reduce the exercise price, grant price or purchase price of any such Award.

                   (b) Terms of Awards. The term of each Award granted to an
Eligible Employee shall be for such period as may be determined by the
Committee; provided, however, that in no event shall the term of any ISO or a
SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the
Code).

                   (c) Form of Payment Under Awards. Subject to the terms of the
Plan and any applicable Award Agreement, payments to be made by the Company or a
Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.

                                       10

The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

                   (d) Nontransferability. Except as set forth below and except for vested Shares, Awards shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a
Beneficiary designation) and shall be exercisable during the lifetime of an
Eligible Employee only by such Eligible Employee or his guardian or legal representative. Notwithstanding the foregoing, if the Committee expressly so provides in the applicable Award agreement (at the time of grant or at any time thereafter), an Award (other than an ISO) granted hereunder may be transferred by a Participant (for no consideration) to members of his or her "immediate family," to a trust established for the exclusive benefit of solely one or more members of the Participant's "immediate family," or to a charitable organization qualified for tax exemption under Code section 501(c)(3). Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the
Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the
Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption. An Eligible Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee's creditors.

                   (e) Noncompetition. The Committee may, by way of the Award
Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the
Participant not engage in competition with the Company.

         7. DIRECTOR'S SHARES. Each Director may make an election in writing on or prior to November 15 to receive the Director's annual retainer fees payable in the following calendar year in the form of Shares instead of cash. Any Shares elected shall be payable at the time cash retainer fees are otherwise payable, and the number of Shares distributed shall be equal to 120 percent of the amount of the annual retainer fee otherwise payable on such payment date divided by the
Fair Market Value of a Share on such date. Notwithstanding the foregoing, a
Director who is first elected or appointed to the Board may make an election under this Section 7 within 30 days of such election or appointment in respect of annual retainer fees payable after the date of the election. Any election made under this Section 7 shall remain in effect for future years unless and until a new election is made in accordance with the provisions of this Section
7.

         8. GENERAL PROVISIONS.

                   (a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The
Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law.

                   (b) No Right to Continued Employment of Service. Neither the
Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any

                                       11

way with the right of the Company or any of its Subsidiaries or Affiliates to
terminate any employee's or director's employment or service at any time.

                   (c) Taxes and Information Reporting. The Company or any
Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of
Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an
Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an
Eligible Employee's tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law. The Company or any Subsidiary or
Affiliate is further authorized to file information returns with the Internal
Revenue Service and any applicable state or local taxing authority reporting any income realized with respect to any Award under the Plan (and, if necessary, correcting any filing of information returns with respect to prior calendar years).

                   (d) Changes to the Plan and Awards. The Board may amend,
alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the
Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the
Company's shareholders to the extent such shareholder approval is required under
Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

                   (e) No Rights to Awards, No Shareholder Rights. No Eligible
Employee or employee shall have any claim to be granted any Award under the
Plan, and there is no obligation for uniformity of treatment of Eligible
Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

                   (f) Unfunded Status of Awards. The Plan is intended to
constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other
Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected
Participant.

                   (g) Nonexclusivity of the Plan. Neither the adoption of the
Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the
Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                   (h) Not Compensation for Benefit Plans. No Award payable
under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other

                                       12

arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

                   (i) No Fractional Shares. No fractional Shares shall be
issued or delivered pursuant to the Plan or any Award. In the case of Awards to
Eligible Employees, the Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                   (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award
Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws.

                   (k) Effective Date, Plan Termination. The Plan, as amended and restated, shall become effective as of July 10, 2003 (the "Effective Date"), subject to approval by the shareholders of the Company. The Plan shall terminate as to future awards on the date which is 10 years after the Effective Date.

                   (l) Titles and Headings. The titles and headings of the
sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                       13